INVESTOR PRESENTATION M A R C H 2 0 2 3 M V B – F 1 : S U C C E S S L O V E S S P E E D

MVB Financial Corp. (“MVB” or the “Company”) has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this presentation that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,”, “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, credit, and interest rate risk; changes in interest rates; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; length and severity of the COVID-19 pandemic and its impact on the Company’s business and financial condition; changes in economic, business and political conditions; changes in demand for loan products and deposit flow; operational risks and risk management failures; and government regulation and supervision. Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those made in Part I, Item 1A, Risk Factors, of our Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Form 10-K”), filed with the Securities and Exchange Commission ("SEC") on March 10, 2022, and from time to time, in our other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the stated report. Except to the extent required by law, we undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this report or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement. Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company’s financial statements when filed with the SEC. Accordingly, the consolidated financial information in this announcement is subject to change. The Company uses certain non-GAAP financial measures, such as tangible book value per share and tangible common equity to tangible assets, to provide information useful to investors in understanding the Company’s operating performance and trends and to facilitate comparisons with the performance of the Company’s peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation. Forward-Looking Statements

3 Driving on a Wet Track with the Caution Flag Out: Gaining the Wet Track Advantage

MVB's Strategy on a Page (SOAP) – Adapting to Wet Track Conditions

Our Why
To positively impact the financial lives of 1 billion people, one life at a time

Purpose
Trusted partners on the financial frontier, committed to your success

Values

- Respect, Love & Caring
- Trust
- Commitment
- Adaptive
- Teamwork

Four Lanes on the Track

- **Banking** That's Tech-Forward
- **Banker** of Choice to Fintechs
- **Builder** of Fintechs
- **Backer** of Fintechs

Growth Vehicles

TEST TRACK	QUALIFYING TRACK	FAST TRACK
Fintech Lending	Warp Speed Holdings	Government Guaranteed Lending
Grand	Issuing Expansion	Strategic Lending Partnerships
Flexia	Banking as a Service	Gaming
Fintech Venture Fund	Victor	Acquiring Expansion
	Crypto & Web3	Venture Portfolio

Fuel

- Strategic M&A
- Enterprise Risk Management
- Talent & Culture
- Targeted Growth Markets
- Technology & Operations

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5 Creating Momentum 2022 Market Obstacles • Increase in Pre-Provision Net Interest Income: $34.6 million • Increase in Payment card and service charge income: $4.1 million • Increase in Consulting fee income: $5.9 million Still on Track – Moving into High Gear for Earnings Power (YTD 12.2021 – YTD 12.2022) • Reduced mortgage fee income: $16.4 million • Increased provision expense (driven by loan growth): $20.5 million Announced 12% reduction in NIE ($14.4 million) based on Q3 2022 run rate to be executed. 75% by end of Q1 2023 and remainder by end of Q3 2023. Adapting & Accelerating Loan growth from 12/31/21 to 12/31/22 was 27%

Diversification of Non-Interest Income (Dollars in Thousands)

MVB

Replacing lower multiple mortgage income

— with —

higher multiple card & service-charge income

	Years Ended			
	December 31, 2022	December 31, 2021	Growth ($)	Growth (%)
Payment card and service charge income:				
Card acquiring income	$ 2,790	$3,817	($1,027)	(26.9%)
Service charges on deposits	3,418	634	$2,784	439.1%
Interchange income	5,440	3,073	$2,367	77.0%
Total payment card and service charge income	$ 11,648	$ 7,524	$4,124	54.8%
Equity method investment income:				
Income (loss) from ICM equity method investment	($ 23)	16,383	($16,406)	(100.1%)
Loss from other equity method investments	(690)	1,045	($1,735)	(166.0%)
Total equity method investment income (loss)	($ 713)	$ 17,428	($18,141)	(104.1%)
Other non-interest income:				
Compliance and consulting income	$ 15,504	$ 9,625	$5,879	61.1%
Gain on sale of loans	1,655	4,178	($2,523)	(60.4%)
Investment portfolio gains (Fintech and banking)	925	7,656	($6,731)	(87.9%)
Gains on acquisitions and divestiture activity	--	10,783	($10,783)	(100%)
Other non-interest income	9,275	5,402	$3,873	71.7%
Total other non-interest income	$ 27,359	$ 37,644	($10,285)	(27.3%)
Total non-interest income	$ 38,294	$ 62,596	($24,302)	(38.8%)

Source: Company Documents. ICM is Intercoastal Mortgage Company, LLC.

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7 Sale of Chartwell to Ankura Key Takeaways • YTD 2022 revenue, net of intercompany eliminations: $10.9M with its approximately 60 team members • Purchase price: $14.4M • Estimated gain: $11.5M • Originally purchased in September 2019 for $4.1M with 16 employees and $4M in revenue • At date of sale, remaining goodwill and intangibles outstanding are $2.3M • In addition to the sale, MVB entered into a 3-year contract with the Chartwell team at Ankura to continue providing support to MVB’s clients Source: Company Documents. Data as of December 31st of each year presented Growth of business line to create shareholder value while MVB retains strong compliance expertise

8 Track Record of Strong Loan Growth $1,096 $1,293 $1,375 $1,428 $1,852 $2,349 $- $500 $1,000 $1,500 $2,000 $2,500 2017 2018 2019 2020 2021 2022 Net Loans ($ Millions) 16% CAGR GGL Expansion Strategic Lending Partnerships Fast Track Vehicles:

9 Loan Portfolio Composition Portfolio by Industry Source: Company Documents. Commercial real estate is abbreviated as “CRE.” Commercial Business 35.3% Commercial Real Estate 26.7% Acquisition & Development 5.4% Other 1.4% Residential 25.7% Consumer 5.5% Other 38.0% Healthcare 20.7% Residential 25.7% Government 5.5% Office Space 4.2% Financial 2.9% Retail Space 3.0% Diversified Loan Portfolio

10Source: Company documents and SEC Filings $1,034 $1,096 $986 $1,267 $1,257 $1,339 $126 $214 $279 $716 $1,120 $1,232 $92 $295 $483 $724 2017 2018 2019 2020 2021 2022 Off Balance Sheet Total Noninterest-bearing deposits Total Interest-bearing deposits On Balance Sheet NIB/Deposits 11% On Balance Sheet NIB/Deposits 46% Deposits ($ Millions) NIB CAGR 64% Growth Vehicles Drive Low-Cost Deposits

11 Fintech Performance Trends $534 $1,142 $1,131 $295 $482 $724 $0 $500 $1,000 $1,500 $2,000 2 0 2 0 2 0 2 1 2 0 2 2 Deposit Growth Off Balance Sheet Deposits $693 $6,350 $12,407 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 2 0 2 0 2 0 2 1 2 0 2 2 Fee Growth NII ($ thousands) Deposits ($ Millions)

12 MVB Is The Leading Financial Partner to the Online Gaming Industry MEDIAB2C OPERATORS iGAMING CONTENT iLOTTERY TECH PAYMENT PROCESSING CASUAL GAME BETTING SPORTS BETTING TECH DFS SPORTS DATA ESPORTS BETTING SPORTS ANALYSIS BANKING DEPOSITS PAM PLATFORMS iLOTTERY GEO LOCATION ESPORTS MEDIA B2B Technology Providers Alternative Online Gambling Source: Craig Hallum Capital Group LLC North America Online Gaming Ecosystem

13 Gaming Industry Overview

14 US Sports Betting Market Landscape Source: EKG’s U.S Sports Betting Market Monitor | February 2023 Single-Game Sports Betting Operational Single-Game Sports Betting Authorized But Not Yet Operational Other

15 Sports Betting Anticipated Market Adoption Waves Source: 1- EKG – US Sports Betting Policy Monitor | Jan 2023; 2 – EKG’s U.S Sports Betting Market Monitor | February 2023 An anticipated 88% of the US adult population will have access to regulated sports betting by 2026(1), expanding the potential for the market that produced $7.6B in 2022 GGR(2).

16 US Sports Betting Gross Gaming Revenue (GGR) Outlook Source: 1 – EKG’s U.S Sports Betting Market Monitor | February 2023 ; Source 2 – VIXIO Gambling Compliance estimates EKG shows total U.S. sports betting GGR between 2018 and 2023E annually. The market’s recent, exponential growth has been driven by a few factors—namely, the rapid legalization and launch of online sports betting in populous states. EKG expects total GGR to rise to $9.4bn in 2023 Gross Gaming Revenue By Distribution Channel: 2018 to 2023E1 GGR by Channel Forecast: 2020 to 2026E2 VIXIO forecasts the U.S. sports betting market to be $16.4bn to $21.1bn in total annual gross revenue by 2026, depending on whether legislative trends align with their base- or more optimistic bull-case scenarios.

17 AGA Super Bowl LVII Wagering Estimates Source: American Gaming Association • A record 50.4 million American adults (20%) were expected to bet $16B on Super Bowl LVII according to the AGA. • The expected number of bettors is a 61 percent increase from AGA’s 2022 estimates, and the expected wagering total is more than double last year’s projections. • 30 million American adults planned to place a traditional sports wager online, at a retail sportsbook or with a bookie (up 66% from 2022), while 28 million planned to bet casually with friends or as part of a pool or squares contest (up 50% from 2022).

18 US Online Casino – Market Landscape Source: U.S. Online Casino Monitor | January 2023; EKG’s All States Est. Online Casino GGR By Brand | Dec. 2022; EKG’s U.S. Sports Betting Market Monitor | January 2023 Operational Authorized But Not Yet Operational 2022 GGR Totals by Online Segments 6 Operational States with Online Casino: $5.3B 23 Operational States with Online Sports Betting: $6.75B(est.) Total U.S. Online Casino And Poker GGR By Year

19 MVB Credit

20 Asset Quality Net Charge Offs Source: Company Documents. Data as of December 31st of each year presented 0.07% 0.15% 0.07% 0.36% -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 2019 2020 2021 2022 ALF Auto Consumer HELOC Residential Mtg Commercial Net Charge Offs 0.90% 1.15% 1.17% 1.02% 0.37% 0.80% 0.91% 0.47% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2019 2020 2021 2022 ALF Auto Consumer HELOC Residential Mtg Commercial Delinquent Non- Performing Delinquent and Non-Performing Loans ALLL / Total Loans (Excluding PPP)

21 Non-Performing Loans Trend By Loan Type 0.37% 0.80% 0.91% 0.47% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 2019 2020 2021 2022 ALF Auto Consumer HELOC Residential Mtg Commercial Total NPLs Source: Company Documents. Data as of December 31st of each year presented Commercial $7,528,346 Residential Mtg $2,195,358 HELOC $90,295 Consumer $4,313 ALF Auto $1,346,945 By Loan Type - 2022 Specific Loss Allocations $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 2019 2020 2021 2022 Commercial Residential Mtg HELOC Consumer ALF Auto

22 Special Assets By Industry - 2022 Energy 7.18% Gov. Contracting 6.65% Hospitality 43.72% Healthcare 6.75% CRE Office 3.91% Retail 4.84% Recreation 6.39% Residential AD&C 8.73% Comm. Other 5.71% Residential Mtg 5.47% HELOC 0.65% Consumer 0.00% CRE 55.98% C&I 18.80% Own Occ. 10.36% AD&C 8.73% Residential Mtg 5.47% HELOC 0.65% Criticized Loans By Type - 2022 Source: Company Documents. Data as of December 31st of each year presented 21.80% 46.04% 29.36% 21.01% 9.78% 26.45% 20.30% 11.78% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 45.00% 50.00% 2019 2020 2021 2022 Criticized Classified Criticized and Classified Loans Failed bank acquisition & COVID portfolio management

23 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2016 2017 2018 2019 2020 2021 2022 (i n t h o u sa n d s) Cash Investment Estimated Fair Value Investments Focused on Strategic Partnerships Source: Company documents. Backer of Fintech Venture Portfolio Fast Track Vehicles: o ‘21-22 YOY decline in cash investment and fair value driven by the sale of assets, primarily $2.6M sale of Interchecks and $125k redemption of Allied.

24 8.1% 8.7% 9.5% 9.8% 9.6% 8.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2017 2018 2019 2020 2021 2022 Tangible Common Equity / Tangible Assets (%) (1) 10.7% 10.2% 9.9% 11.0% 11.6% 9.8% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 2017 2018 2019 2020 2021 2022 Tier 1/Community Bank Leverage Ratio (%) Tier 1 Risk-Based Capital Ratio (%) Total Risk-Based Capital Ratio (%) 13.3% 12.5% 12.1% 14.6% 15.8% 12.4% 0.0% 5.0% 10.0% 15.0% 20.0% 2017 2018 2019 2020 2021 2022 14.2% 13.3% 12.8% 15.8% 16.7% 13.4% 0.0% 5.0% 10.0% 15.0% 20.0% 2017 2018 2019 2020 2021 2022 Source: Company documents. (1) TCE/TA is for the Holding Company and is a non-GAAP financial measure. A reconciliation of non-GAAP financial measures are included in the Appendix. All other capital ratios presented are from the Bank. Bank Capital Position

25 Our Awards & Accolades

26 Caution Flag Mitigation Asset Quality Risk • Long history of strong asset quality • Proactive portfolio management • Disciplined and staged approach to new areas of lending Compliance/ Regulatory Risk • Investment in team through Chartwell and Paladin acquisitions • Technical expertise and experienced FinTech industry partners • Investing in regulatory technology enhancing compliance monitoring systems Retention of Payment and Fintech Deposits • Extensive diligence for both parties increasing switching costs • Strong client relationship model, connections w/ exec. mgmt • Industry knowledge, insight, and first-mover advantage Startup Execution Risk • Entrepreneurial management team • Capacity to pivot as necessary • Ability to recruit strong talent Fintech Investment Risk • Low initial investment • Working relationship with portfolio companies • Diversified portfolio Geopolitical Risk • Adaptive culture • Willingness to adjust the pace • Flexibility to recognize new opportunities based on risk analysis The best is still in front of us! Caution Flags – Mitigating Risks

27Source: Company documents. Tangible Common Equity / Tangible Assets (%) (Dollars in thousands) 2017 2018 2019 2020 2021 2022 Total stockholders’ equity $ 150,192 $ 176,773 $ 211,936 $ 239,483 $ 274,328 $ 261,084 Total assets 1,534,302 1,750,969 1,944,114 2,331,476 2,792,449 3,068,860 Equity to assets 9.8% 10.1% 10.9% 10.3% 8.7% 8.5% Goodwill $ 18,480 $ 18,480 $ 19,630 $ 2,350 $ 3,988 $ 3,988 Intangibles 646 550 3,473 2,400 2,316 1,631 Total intangible assets $ 19,126 $ 19,030 $ 23,103 $ 4,750 $ 6,304 $ 5,619 Total stockholders’ equity $ 150,192 $ 176,773 $ 211,936 $ 239,483 $ 274,328 $ 261,084 Less: Preferred stock (7,834) (7,834) (7,334) (7,334) -- -- Less: Total intangible assets (19,126) (19,030) (23,103) (4,750) (6,304) (5,619) Total tangible common equity $ 123,232 $ 149,909 $ 181,499 $ 227,399 $ 268,024 $ 255,465 Total assets $ 1,534,302 $ 1,750,969 $ 1,944,114 $ 2,331,476 $ 2,792,449 $ 3,068,860 Less: Total intangible assets (19,126) (19,030) (23,103) (4,750) (6,304) (5,619) Total tangible assets $ 1,515,176 $ 1,731,939 $ 1,921,011 $ 2,326,726 $ 2,786,145 $ 3,063,241 Tangible common equity to tangible assets 8.1% 8.7% 9.5% 9.8% 9.6% 8.3% Appendix: Non-GAAP Reconciliation

28 Appendix

29 Four Lanes on the Track in Revenue Growth Provider-of-choice for specialized financial services to gaming, crypto, BaaS/LaaS, and payments companies Banker of Choice to Fintechs Builder and enabler of the next generation of Fintech and embedded finance solutions Builder of Fintechs Strategic investor in Fintechs in emerging and high growth segments Backer of Fintechs Highly profitable bank focused on niches where scale, technology, and expertise provide competitive leverage Banking That’s Tech-Forward C R O S S - L A N E S Y N E R G I E S

Defining Different Stages of Maturity

	Gauges	Description
FAST TRACK	▪ Material revenue ▪ Business model solidified ▪ Plan to scale	▪ Launched on a calibrated line of sight backed by proof points ▪ Concentrated resources to achieve outsized results
QUALIFYING TRACK	▪ Assessing price points ▪ Contracts in pipeline ▪ GTM plan	▪ Beginning to generate revenue/profitability, course adjustments or recalibration underway ▪ Resources deployed to amass key capabilities and generate momentum
TEST TRACK	▪ Product designed ▪ Beta testing ▪ Market feedback	▪ Determining what will work through lower cost, lower risk experiments ▪ Used to calibrate entry and direction

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Defining Different Stages of Maturity

	Banking That's Tech-Forward	Banker of Choice to Fintechs	Builder of Fintechs	Backer of Fintechs
FAST TRACK	Government Guaranteed Lending Strategic Lending Partnerships	Gaming Crypto & Web3		Venture Portfolio
QUALIFYING TRACK		Acquiring Expansion		
TEST TRACK			Victor	

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